UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2016

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35547	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024,

Chicago, Illinois 60654

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 506-1200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 23, 2016, Allscripts Healthcare Solutions, Inc., a Delaware corporation (“Allscripts”), filed a Current Report on Form 8-K to report, among other things, that it had entered into a Contribution and Investment Agreement (the “Contribution Agreement”) with GI Netsmart Holdings LLC, a Delaware limited liability company (“GI Partners”) to form a joint business entity, Nathan Holding LLC, a Delaware limited liability company (“Nathan”). Pursuant to, and subject to the terms and conditions of, the Contribution Agreement, Nathan issued to Allscripts Class A Common Units in exchange for Allscripts contributing its Homecare business to Nathan and cash. Additionally, Nathan sold to GI Partners Class A Preferred Units in exchange for cash.

On April 25, 2016, Allscripts filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, that Allscripts and GI Partners completed the previously announced formation of Nathan and the acquisition by Nathan of Netsmart, Inc., a Delaware corporation (“Netsmart”), pursuant to the Agreement and Plan of Merger, dated as of March 20, 2016 (the “Merger Agreement”), by and among Nathan Intermediate LLC, a Delaware limited liability company and a wholly-owned subsidiary of  Nathan (“Intermediate”), Nathan Merger Co., a Delaware corporation and a wholly-owned subsidiary of Intermediate (“Merger Sub”), Netsmart and Genstar Capital Partners V, L.P., as the Equityholders’ Representative. Pursuant to the Merger Agreement, on April 19, 2016, Merger Sub was merged with and into Netsmart, with Netsmart surviving as a wholly-owned subsidiary of Intermediate (the “Merger”). As a result of these transactions, the establishment of Nathan combined the Allscripts Homecare business with Netsmart.

At the effective time of the Merger, Netsmart’s common stock shares issued and outstanding immediately prior to the effective time were converted into the right to receive a pro rata share of $950 million, reduced by net debt and subject to working capital and other adjustments (the “Purchase Price”). Each vested outstanding option to acquire shares of Netsmart common stock became entitled to receive a pro rata share of the Purchase Price, less applicable exercise prices of the options. Certain holders of shares of Netsmart common stock, who were members of Netsmart’s management, exchanged a portion of such shares for equity interests in Nathan, in lieu of receiving their pro rata share of the Purchase Price, and certain holders of options to purchase Netsmart common stock, who were also members of Netsmart’s management, invested a portion of such holder’s proceeds from the Merger in equity interests in Nathan (collectively, the “Rollover”). After the completion of the Merger and the Rollover, Allscripts owned 49.1%, GI Partners owned 47.2% and Netsmart’s management owned 3.7% of the outstanding equity interests in Nathan.

We applied the consolidation rules pursuant to ASC 810 - Consolidation, and concluded that while we hold a 49.1% interest in Nathan, we have the power to direct the activities of Nathan that most significantly impact its economic performance. Therefore, we will account for our investment in Nathan on a consolidated basis and the financial results of Nathan will be consolidated with Allscripts’ as of April 19, 2016. This Form 8-K/A amends the Initial Report to include the historical audited financial statements of Netsmart, Inc. and its subsidiaries and the unaudited pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Initial Report in reliance on the instructions to such items. The historical financial results of Allscripts Homecare business are not included in the pro forma adjustments in the unaudited pro forma condensed combined financial information in this Form 8-K/A since the financial results of Nathan are consolidated within Allscripts’. This Form 8-K/A should be read in conjunction with the Initial Report.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

The audited consolidated balance sheet of Netsmart, Inc. and its subsidiaries as of December 31, 2015 and 2014, and the related audited consolidated statements of operations, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2015, including the notes thereto and the report of the independent auditors thereon, are filed as Exhibit 99.1 to this current report on Form 8-K/A.

The unaudited interim consolidated financial statements of Netsmart, Inc. and its subsidiaries as of and for the three months ended March 31, 2016, including the notes thereto, are filed as Exhibit 99.2 to this current report on Form 8-K/A.

(b)	Pro forma financial information.

The unaudited pro forma condensed consolidated financial information of Allscripts Healthcare Solutions, Inc. which reflects the acquisition of Netsmart, Inc. is attached hereto as Exhibit 99.3 to this current report on Form 8-K/A.

(d)	Exhibits:

Exhibit No.	Description

23.1	Consent of KPMG LLP, Independent Auditors for Netsmart, Inc.

99.1

Audited consolidated financial statements of Netsmart, Inc. and its subsidiaries comprised of the consolidated balance sheets as of December 31, 2015 and 2014, and the related consolidated statements of operations, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2015, and the related notes to the consolidated financial statements.

99.2	Unaudited interim consolidated financial statements of Netsmart, Inc. and its subsidiaries as of and for the three months ended March 31, 2016.

99.3	Unaudited pro forma condensed combined financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.
Date: July 5, 2016
	By:	/s/ Melinda Whittington
Melinda Whittington Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP, Independent Auditors for Netsmart, Inc.

99.1

Audited consolidated financial statements of Netsmart, Inc. and its subsidiaries comprised of the consolidated balance sheets as of December 31, 2015 and 2014, and the related consolidated statements of operations, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2015, and the related notes to the consolidated financial statements.

99.2	Unaudited interim consolidated financial statements of Netsmart, Inc. and its subsidiaries as of and for the three months ended March 31, 2016.

99.3	Unaudited pro forma condensed combined financial information.

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